                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a party other than the Registrant / /

Check the appropriate box:
  / / Preliminary Proxy Statement
  / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  /X/ Definitive Proxy Statement
  / / Definitive Additional Materials

  / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           ALBANY INTERNATIONAL CORP.
                               ------------------

                (Name of Registrant as Specified In Its Charter)
                            ------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  /X/ No fee required.

  / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  / / (4) Proposed maximum aggregate value of transaction:

  / / (5) Total fee paid:

      / / Fee paid previously with preliminary materials.

      / / Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1) Amount Previously Paid:

          (2) Form, Schedule or Registration Statement No.:

          (3) Filing Party:

          (4) Date Filed:

                                     [LOGO]

                                                                  March 27, 2000

To the Stockholders of Albany International Corp.:

    You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Albany International Corp. which will be held at the Company's Press Fabrics Division, 253 Troy Road (Route 4), East Greenbush, New York at 10:00 a.m. on Thursday, May 4, 2000. Please join us prior to the Annual Meeting at 9:30 a.m. to meet the Directors in the meeting room.

    Following the Annual Meeting, at approximately 11:00 a.m., we will conduct a tour of the Press Fabrics plant, which will last about one hour.

    If you plan to attend the meeting and the plant tour, please so indicate on the enclosed reply card so that we can make the necessary arrangements. The reply card and your completed proxy should be mailed separately. (An addressed, postage-prepaid envelope is enclosed for your return of the proxy.)

    Information about the meeting, including a description of the various matters on which the stockholders will act, will be found in the formal Notice of Annual Meeting and in the Proxy Statement which is attached. The Annual Report for the fiscal year ended December 31, 1999 is being mailed to you with these materials.

Sincerely yours,

[LOGO]

FRANCIS L. McKONE
    CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

                           ALBANY INTERNATIONAL CORP.
                        1373 BROADWAY, ALBANY, NEW YORK
            MAILING ADDRESS: P. O. BOX 1907, ALBANY, NEW YORK 12201
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 4, 2000

    The Annual Meeting of Stockholders of Albany International Corp. will be held at the Company's Press Fabrics Division, 253 Troy Road (Route 4), East Greenbush, New York, on Thursday, May 4, 2000 at 10:00 a.m., Eastern Time, for the following purposes:

        1. To elect nine Directors to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.

        2. To consider and take action on a proposal to elect
    PricewaterhouseCoopers LLP as auditors for the Company for 2000.

        3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    Only stockholders of record at the close of business on March 6, 2000 will be entitled to vote at the Annual Meeting of Stockholders or any adjournment or adjournments thereof.

    Whether or not you plan to be present at the Annual Meeting, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY to ensure that your shares are voted. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                                    THOMAS H. HAGOORT

                                    SECRETARY

March 27, 2000

                                PROXY STATEMENT

    This proxy statement is furnished in connection with the solicitation by the Board of Directors of Albany International Corp. ("the Company"), 1373 Broadway, Albany, New York (P.O. Box 1907, Albany, New York 12201), of proxies in the accompanying form for use at the Annual Meeting of Stockholders to be held on May 4, 2000 and at any adjournment or adjournments thereof. Each properly executed proxy in such form received prior to the Annual Meeting will be voted with respect to all shares represented thereby and will be voted in accordance with the specifications, if any, made thereon. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. IN ADDITION, THE SHARES WILL BE VOTED IN THE DISCRETION OF THE PROXIES WITH RESPECT TO (1) ANY MATTER OF WHICH THE COMPANY DID NOT HAVE NOTICE PRIOR TO FEBRUARY 10, 2000, (2) THE ELECTION OF A PERSON AS A DIRECTOR IN SUBSTITUTION FOR A NOMINEE NAMED IN THIS PROXY STATEMENT WHO, AT THE TIME OF THE MEETING, IS UNABLE, OR FOR GOOD CAUSE IS UNWILLING, TO SERVE, (3) ANY STOCKHOLDER PROPOSAL PROPERLY EXCLUDED FROM THIS PROXY STATEMENT AND
(4) MATTERS INCIDENT TO THE CONDUCT OF THE MEETING. If a stockholder is a participant in the Company's Dividend Reinvestment Plan, the Albany International Corp. Prosperity Plus 401(k) Plan or the Albany International Corp. Prosperity Plus ESOP, a properly executed proxy will also serve as voting instructions with respect to shares in the stockholder's account in such plans. A proxy may be revoked at any time prior to the voting thereof. This proxy statement and the accompanying form of proxy are first being mailed to stockholders of the Company on or about March 27, 2000.

    The only persons entitled to vote at the Annual Meeting and any adjournment or adjournments thereof are (1) holders of record at the close of business on March 6, 2000 of the 24,681,654 shares of the Company's Class A Common Stock outstanding on such date and (2) holders of record at the close of business on March 6, 2000 of the 5,869,457 shares of the Company's Class B Common Stock outstanding on such date. Each share of Class A Common Stock is entitled to one vote on each matter to be voted upon. Each share of Class B Common Stock is entitled to ten votes on each matter to be voted upon.

    Under the by-laws of the Company, the presence, in person or by proxy, of shares having a majority of the total number of votes entitled to be cast at the meeting is necessary to constitute a quorum. Under Delaware law, if a quorum is present, a plurality of the votes cast at the meeting by the shares present in person or by proxy and entitled to vote is required for the election of directors and a majority of the votes entitled to be cast at the meeting by the shares present in person or by proxy is required for the election of the auditors. Shares present at the meeting in person or by proxy and entitled to vote which abstain or fail to vote on any matter will be counted as present and entitled to vote but such abstention or failure to vote will not be counted as an affirmative or negative vote. In the case of the election of auditors, an abstention or failure to vote will have the same effect as a negative vote, whether or not this effect is intended.

    Under New York Stock Exchange rules, brokerage firms are generally permitted to vote in their discretion on behalf of clients who have been requested to provide voting instructions, and have failed to do so, by a date specified in a statement from the brokerage firm accompanying proxy materials distributed to its clients. Brokerage firms generally do not have such discretion, however, as to any contested action, any authorization for a merger or consolidation, or any matter which may affect substantially the rights or privileges of stockholders. In such a case, broker "non-votes" would be treated as shares that are present at the meeting but fail to vote. The Company anticipates that brokerage firms will be able to vote in their discretion on the proposals to elect directors and to elect PricewaterhouseCoopers LLP as auditors.

                             ELECTION OF DIRECTORS

    Nine members of the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Unless otherwise specified on the proxy, the shares represented by a proxy in the accompanying form will be voted for the election of the nine nominees listed below, all of whom are presently serving as directors. If at the time of the meeting any nominee should be unable, or for good cause should be unwilling, to serve, which event is not anticipated, the shares will be voted for a substitute nominee proposed by the Board of Directors, unless the Board reduces the number of Directors.

                          FRANCIS L. McKONE joined the Company in 1964. He has been a
[PHOTO OF MCKONE]         Director of the Company since 1983. He has served as
                          Chairman of the Board since May, 1998 and Chief Executive
                          Officer since 1993. He also served as President from 1984 to
                          1998, Executive Vice President from 1983 to 1984, Group Vice
                          President- Paper Making Products Group from 1979 to 1983,
                          and prior to 1979 as Vice President of the Company and
                          Division President-Paper Making Products, U.S. He is a
                          member of the Paper Industry Management Association, the
                          Technical Association of the Pulp and Paper Industry, the
                          Canadian Pulp and Paper Association, the Board of Overseers
                          of the Lally School of Management and Technology at
                          Rensselaer Polytechnic Institute and the Advisory Board of
                          Albank, a division of Charter One Bank. He also serves as a
                          Director of Thermo Fibergen, Inc. and Thermo Fibertek, Inc.,
                          and is a Trustee of the Institute of Paper Science and
                          Technology and Rensselaer Polytechnic Institute. Age 65.

                          THOMAS R. BEECHER, JR. has been a Director of the Company
[PHOTO OF THOMAS R. BEECHER] since 1969. He has been President of Ballynoe LLC, venture capital investments, since 1999. He has also been President of Beecher Securities Corporation, venture capital
                          investments, since 1979. He is Director of International
                          Motion Control Incorporated, Ballynoe LLC and Beecher
                          Securities Corporation. He is a Regent Emeritus of Canisius
                          College, a member of the Governing Board of the Community
                          Foundation for Greater Buffalo, Chairman of the Board of
                          Kaleida Health and a founder and Director of the Buffalo
                          Inner-City Scholarship Opportunity Network. Age 64.

                          CHARLES B. BUCHANAN joined the Company in 1957. He has
[PHOTO OF CHALES B. BUCHANAN] served the Company as a Director since 1969. He also served as Vice President and Secretary of the Company from 1980
                          until 1997. He is a Director of Fox Valley Corporation, a
                          Trustee of Skidmore College and Albany Medical Center and
                          co-chairman of the Capital Region Sponsor-a-Scholar Program.
                          Age 68.

                          ALLAN STENSHAMN has been a Director of the Company since
[PHOTO OF ALLAN STENSHAMN] 1983. Since September 1, 1999 he has served as a Counsellor to the law firm Lagerlof & Leman (previously Advokatfirman
                          Lagerlof) in Stockholm, Sweden, which, among other
                          activities, provides legal services to Swedish subsidiaries of the Company. He previously served as a partner in
                          Lagerlof & Leman from 1976 until 1999. He is the Chairman of the Board and a director of six Swedish subsidiaries of the
                          Company: Albany Nordiskafilt AB; Nordiskafilt AB; Nordiska
                          Maskinfilt AB; Nomafa AB; Albany Wallbergs AB; and DEWA
                          Consulting AB. In addition, he holds directorships in a
                          number of Swedish subsidiaries of U.S. companies, including
                          BESTFOODS Corporation, Cypress Semiconductor Corporation,
                          Mars, Incorporated, Merck & Co., Inc. and Philip Morris
                          Companies Inc. Age 66.

                          BARBARA P. WRIGHT has been a Director of the Company since
[PHOTO OF BARBARA P. WRIGHT] 1989. Since 1985 she has been a partner in the law firm of
                          Finch, Montgomery & Wright, which is located in Palo Alto,
                          California. She is General Counsel and Secretary of The
                          David and Lucile Packard Foundation, Secretary of several
                          other nonprofit charitable organizations, including The
                          Monterey Bay Aquarium Foundation, The Packard Humanities
                          Institute, and The Stanford Theatre Foundation, and a
                          Director of The Monterey Bay Aquarium Research Institute.
                          Age 53.

                          JOSEPH G. MORONE has been a Director of the Company since
[PHOTO OF JOSEPH G. MORONE] January 1996. Since 1997, Dr. Morone has served as President of Bentley College, which focuses on the integration of
                          information with a broad business and arts and sciences
                          curriculum, graduating more business majors than any other college or university in New England. Prior to joining
                          Bentley, Dr. Morone served as Dean of the Lally School of
                          Management and Technology at Rensselaer Polytechnic
                          Institute and held the Andersen Consulting Professorship of
                          Management. He is a Director of Transworld Entertainment,
                          nVIEW Corporation, Inroads and is Vice-chair of the Board of the New England Medical Center. Age 46.

                          CHRISTINE L. STANDISH has been a Director of the Company
[PHOTO OF CHRISTINE L. STANDISH] since 1997. She has also served as a Director of the J. S.
                          Standish Company since 1988. Previously, she served the
                          Company as a Corporate Marketing Associate from 1989 to
                          1991, and was employed as a Graphic Designer for Skidmore,
                          Owings & Merrill. She is the daughter of J. Spencer
                          Standish. Age 34.

                          FRANK R. SCHMELER joined the Company in 1964. He has served
[PHOTO OF FRANK R. SCHMELER] as President of the Company since May, 1998, and as a
                          Director and Chief Operating Officer since 1997. He served as Executive Vice President from 1997 to 1998, as Senior
                          Vice President from 1988 to 1997, as Vice President and
                          General Manager of the Felt Division from 1984 to 1988, as
                          Division Vice President and General Manager, Albany
                          International Canada from 1978 to 1984 and as Vice President of Marketing, Albany International Canada from 1976 to 1978.
                          Age 61.

                          ERLAND E. KAILBOURNE has been a Director of the Company
[PHOTO OF ERLAND E. KAILBOURNE] since February, 1999. On December 31, 1998 he retired as
                          Chairman and Chief Executive Officer (New York Region) of
                          Fleet National Bank, a banking subsidiary of Fleet Financial
                          Group, Inc. He was Chairman and Chief Executive Officer of
                          Fleet Bank, also a banking subsidiary of Fleet Financial
                          Group, Inc. from March, 1993 until its merger into Fleet
                          National Bank in November, 1997. He is Chairman and
                          President of The John R. Oishei Foundation, Vice Chairman of
                          the Board of Trustees of the State University of New York, a
                          Trustee of the Trooper Foundation of New York State and a
                          Director of the New York ISO Utilities Board, Jaran
                          Aerospace Corporation, Adelphia Communications Corporation,
                          Bush Industries, Inc., Rand Capital Corporation and
                          Statewide Zone Capital Corporation. Age 58.

SHARE OWNERSHIP

    As of the close of business on March 6, 2000, shares of capital stock of the Company were beneficially owned by each of the directors, the named officers and all directors and officers as a group, as follows:

                                           SHARES OF                                  SHARES OF
                                            CLASS A                                    CLASS B
                                             COMMON               PERCENT OF            COMMON          PERCENT OF
                                             STOCK               OUTSTANDING            STOCK          OUTSTANDING
                                          BENEFICIALLY             CLASS A           BENEFICIALLY        CLASS B
                                            OWNED(A)             COMMON STOCK           OWNED          COMMON STOCK
                                          ------------      ----------------------   ------------      ------------
Francis L. McKone.......................     510,657(b)                     2.03%        1,050(c)           (d)
Thomas R. Beecher, Jr...................     923,217(e)                     3.61%      667,025(f)         11.36%
Charles B. Buchanan.....................     117,655(g)                      (d)            --               --
Allan Stenshamn.........................       5,957                         (d)            --               --
Barbara P. Wright.......................      48,173(h)                      (d)            --               --
Joseph G. Morone........................       1,755                         (d)            --               --
Christine L. Standish...................     524,809(i)                     2.08%      273,022(j)          4.65%
Frank R. Schmeler.......................     251,218(k)                      (d)            --               --
Erland E. Kailbourne....................         420                         (d)            --               --
Michael C. Nahl.........................     331,566(l)                     1.33%        1,050              (d)
Edward Walther..........................      55,000(m)                      (d)            --               --
William M. McCarthy.....................      29,271(n)                      (d)            --               --
All officers and directors as a group
  (21 persons)..........................   2,580,908                        9.57%      790,931            13.48%

* Share amounts and percentages are calculated as of March 6, 2000 and therefore reflect a 2% share dividend distributed on January 12, 2000.

------------------------

(a) Since shares of Class B Common Stock are convertible at any time into shares of Class A Common Stock on a one-for-one basis, they are reflected in the above table both as Class B shares beneficially owned and as Class A shares beneficially owned.

(b) Includes (i) 51,607 shares owned outright, (ii) 458,000 shares issuable upon exercise of options exercisable currently or within 60 days and (iii) 1,050 shares issuable upon conversion of an equal number of shares of Class B Common Stock.

(c) Includes 1,050 shares owned outright. Does not include 3,368,013 shares held by J. S. Standish Company, of which he is a director.

(d) Ownership is less than 1%.

(e) Includes (i) 4,481 shares owned outright, (ii) 1,711 shares owned by the Messer Foundation, an entity over the assets of which Mr. Beecher shares voting and dispositive power, (iii) 667,025 shares issuable upon conversion of an equal number of shares of Class B Common Stock and (iv) 250,000 shares issuable upon exercise of options held by the Standish Delta Trust, a trust of which Mr. Beecher is trustee and as to which he shares voting and investment power. The nature of Mr. Beecher's ownership of Class B shares is described in note (f) below. Does not include 104 shares owned by his spouse, as to which shares he disclaims beneficial ownership.

(f) Includes (i) 247,154 shares held by a trust for the sole benefit of John C. Standish (son of J. Spencer Standish) and (ii) 247,153 shares held by a trust for the sole benefit of Christine L. Standish (daughter of J. Spencer Standish). Mr. Beecher is the sole trustee of such trusts with sole voting and investment power. Also includes (i) 151,318 shares held by the Standish Delta Trust, (ii) 10,700 shares held by The Christine L. Standish Gift Trust, and (iii) 10,700 shares held by The John C. Standish Gift Trust.
    Mr. Beecher is trustee of such trusts with shared voting and investment power. Does not include 3,368,013 shares held by J. S. Standish Company, of which he is a director.

(g) Includes (i) 54,936 shares owned outright, (ii) 3,300 shares issuable upon exercise of options exercisable currently or within 60 days, and
    (iii) 59,419 shares held by trusts of which he is the sole trustee with sole voting and investment power and of which his wife is a beneficiary. Does not include 5,254 shares held by a trust of which Mr. Buchanan is a beneficiary. Mr. Buchanan has no voting or dispositive power as to such trust and disclaims beneficial ownership of such shares. Also does not include 4,238 shares owned outright by his spouse, as to which shares he disclaims beneficial ownership.

(h) Includes 48,173 shares owned outright or as community property with her spouse. Does not include 790,381 shares held in various trusts of which she is a beneficiary but in regard to which she has no voting or investment power.

(i) Includes (i) 769 shares owned outright, (ii) 273,022 shares issuable upon conversion of an equal number of shares of Class B Common Stock,
    (iii) 1,018 shares held by Ms. Standish or her husband, an employee of the Company, in their respective accounts in the Company's 401(k) retirement savings and employee stock ownership plans and (iv) 250,000 shares issuable upon exercise of options held by the Standish Delta Trust, a trust of which Ms. Standish is a beneficiary and as to which she shares voting and investment power. The nature of Ms. Standish's beneficial ownership of the Class B shares is described in note (j) below.

(j) Includes (i) 121,704 shares owned outright and (ii) 151,318 shares owned by the Standish Delta Trust. Does not include (i) 247,153 shares held by a trust for her sole benefit, as to which she has no voting or investing power, (ii) 3,368,013 shares held by J. S. Standish Company, of which she is a director, or (iii) 10,700 shares held by the Christine L. Standish Gift Trust, a trust for the benefit of her descendants as to which she disclaims beneficial ownership.

(k) Includes (i) 34,718 shares owned outright and (ii) 216,500 shares issuable upon exercise of options exercisable currently or within 60 days.

(l) Includes (i) 2,302 shares owned outright, (ii) 325,000 shares issuable upon exercise of options exercisable currently or within 60 days, (iii) 1,050 shares issuable upon conversion of an equal number of shares of Class B Common Stock and (iv) 3,214 shares owned by a trust for the benefit of his mother, of which he is trustee.

(m) Issuable upon exercise of options exercisable currently or within 60 days.

(n) Includes (i) 2,271 shares held in the Company's employee stock ownership plan and (ii) 27,000 shares issuable upon exercise of options exercisable currently or within 60 days.

    Each of the individuals named in the preceding table has sole voting and investment power over shares listed as beneficially owned, except as indicated.

    The following persons have informed the Company that they were the "beneficial owners" (as defined by Rule 13d-3 of the Securities Exchange Act of
1934) of more than five percent of the Company's outstanding shares of Class A Common Stock as of December 31, 1999:

                                                    SHARES OF         PERCENT OF
                                                COMPANY'S CLASS A     OUTSTANDING
                                                  COMMON STOCK          CLASS A
NAME(S) (A)                                    BENEFICIALLY OWNED*   COMMON STOCK*
-----------                                    -------------------   -------------
J. Spencer Standish..........................       4,893,244(b)         16.87%
J. S. Standish Company(c)....................       3,301,974(d)         12.04%
Shapiro Capital Management Company, Inc......       2,906,913(e)         12.05%
Wellington Management Company, LLP...........       2,171,993(f)          9.01%
Mellon Financial Corporation.................       1,850,442(g)          7.67%
Vanguard/Windsor Funds, Inc..................       1,729,656(h)          7.17%
Bruce B. Purdy...............................       1,725,274(i)          7.15%
FMR Corp.....................................       1,553,804(j)          6.44%

* Share amounts and percentages are calculated as of December 31, 1999, and therefore do not reflect a 2% share dividend distributed on January 12, 2000.

------------------------

(a) Addresses of the beneficial owners listed in the above table are as follows:
    J. Spencer Standish, One Schuyler Meadows Road, Loudonville, New York 12211;
    J. S. Standish Company, c/o J. Spencer Standish, One Schuyler Meadows Road, Loudonville, New York 12211; Shapiro Capital Management Company, Inc., 3060 Peachtree Road, N.W., Atlanta, Georgia 30305; Mellon Financial Corporation, One Mellon Center, Pittsburgh, Pennsylvania 15258; Vanguard/Windsor
    Funds, Inc., c/o The Vanguard Group, P.O. Box 2600, Valley Forge, Pennsylvania 19482-2600; Bruce B. Purdy, P.O. Box 8047, Incline Village, Nevada 89452; Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109; and FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02104.

(b) Includes (i) 40,000 shares issuable upon exercise of options and
    (ii) 4,853,244 shares issuable upon conversion of an equal number of shares of Class B Common Stock. 1,551,270 shares of Class B Common Stock are held by trusts as to which he has sole voting and investment power; the remaining 3,301,974 shares are held by J.S. Standish Company. See note (c) below. Does not include (x) 126,081 shares of Class A Common Stock beneficially owned by his daughter, Christine L. Standish, a director of the Company, (y) 250,000 shares issuable upon exercise of options held by the Standish Delta Trust, a trust of which Ms. Standish is a beneficiary and as to which she shares voting and investment power, or (z) 148,351 shares issuable upon conversion of an equal number of shares of Class B Common Stock held by the Standish Delta Trust. Mr. Standish disclaims beneficial ownership of such shares.

(c) J. S. Standish Company is a corporation as to which J. Spencer Standish holds the power to elect all of the directors. Current directors of J. S. Standish Company include J. Spencer Standish, John C. Standish (son of J. Spencer Standish), Christine L. Standish (daughter of J. Spencer Standish), Thomas R. Beecher, Jr. (a director of the Company) and Francis L. McKone (Chief Executive Officer and Chairman of the Company).

(d) Includes 3,301,974 shares issuable on conversion of an equal number of shares of Class B Common Stock.

(e) Shapiro Capital Management Company, Inc. is an investment adviser under the Investment Advisers Act of 1940. In its capacity as investment adviser to various clients owning the reported shares, it may be deemed to have beneficial ownership of such shares. Shapiro Capital Management
    Company, Inc. has sole power to vote or direct the vote of, and sole power to dispose of or direct the disposition of, all of such shares.

(f) Wellington Management Company, LLP, ("WMC") is an investment adviser registered under the Investment Advisers Act of 1940. WMC, in its capacity as investment adviser, may be deemed to have beneficial ownership of the listed shares of Class A Common Stock that are owned by numerous investment advisory clients. WMC has sole power to vote or direct the vote of none of such shares, shared power to vote or direct the vote of 349,336 such shares, and shared power to dispose or direct the disposition of all of such shares.

(g) Represents shares owned by various direct and indirect subsidiaries of Mellon Financial Corporation. Mellon Financial Corporation and/or one or more of such subsidiaries has sole power to vote or direct the vote of 1,198,074 such shares, sole power to dispose or direct the disposition of 1,208,684 such shares, and shared power to vote or direct the vote, and shared power to dispose or direct the disposition of 171,462 such shares.

(h) Vanguard/Windsor Funds, Inc. is an investment company registered under the Investment Company Act. Vanguard/Windsor Funds, Inc. has sole power to vote or direct the vote, and shared power to dispose or direct the disposition, of all such shares.

(i) Includes (i) 1,574,135 shares held by trusts as to which Mr. Purdy shares voting and investment power, and (ii) 151,139 shares held by trusts as to which his wife shares voting and investment power as co-trustee (Mr. Purdy disclaims beneficial ownership of such shares).

(j) Represents shares beneficially owned by subsidiaries of FMR Corp. Such subsidiaries are either investment advisers registered under the Investment Advisers Act of 1940, trust companies with investment management power over client assets held in trust, or investment companies registered under the Investment Company Act. FMR Corp. and/or one or more of such subsidiaries has sole power to dispose or direct the disposition of all of such shares. Neither FMR Corp. nor any such subsidiary has the power to vote or direct the vote of any such shares.

    The following persons have informed the Company that they are the beneficial owners of more than five percent of the Company's outstanding shares of Class B Common Stock:

                                                    SHARES OF         PERCENT OF
                                                COMPANY'S CLASS B     OUTSTANDING
                                                  COMMON STOCK          CLASS B
NAME(S) (A)                                    BENEFICIALLY OWNED*   COMMON STOCK*
-----------                                    -------------------   -------------
J. Spencer Standish..........................       4,853,244(b)         84.34%
J. S. Standish Company(c)....................       3,301,974            57.38%
Thomas R. Beecher, Jr........................         643,767(d)         11.18%

* Share amounts and percentages are calculated as of December 31, 1999, and therefore do not reflect a 2% share dividend distributed on January 12, 2000.

------------------------

(a) Addresses of the beneficial owners listed in the above table are as follows:
    J. Spencer Standish, One Schuyler Meadows Road, Loudonville, New York 12211;
    J. S. Standish Company, c/o J. Spencer Standish, One Schuyler Meadows Road, Loudonville, New York 12211; Thomas R. Beecher, Jr., c/o Ballynoe LLC, 200 Theater Place, Buffalo, New York 14202.

(b) Includes (i) 3,301,974 shares held by J. S. Standish Company, a corporation of which he is a director and as to which he holds the power to elect all of the directors and (ii) 1,551,270 shares held by two trusts as to each of which he has sole voting and investment power. Does not include 124,408 shares of Class B Common Stock owned outright by his son, John C. Standish, or 124,408 shares of Class B Common Stock owned outright by his daughter, Christine L. Standish, as to which shares J. Spencer Standish disclaims beneficial ownership.

(c) See note (c) on page 7 of this proxy statement.

(d) Includes (i) 242,308 shares held by a trust for the sole benefit of John C. Standish (son of J. Spencer Standish) and (ii) 242,308 shares held by a trust for the sole benefit of Christine L. Standish (daughter of J. Spencer Standish). Mr. Beecher is the sole trustee of such trusts with sole voting and investment power. Also includes (i) 148,351 shares held by the Standish Delta Trust, (ii) 5,400 shares held by The Christine L. Standish Gift Trust, and (iii) 5,400 shares held by The John C. Standish Gift Trust. Mr. Beecher is trustee of such trusts with shared voting and investment power. Does not include 3,301,974 shares held by J. S. Standish Company, of which he is a director.

VOTING POWER OF MR. STANDISH

    J. Spencer Standish, related persons (including Christine L. Standish, a director of the Company) and Thomas R. Beecher, Jr., as sole trustee of trusts for the benefit of descendants of J. Spencer Standish, now hold in the aggregate shares entitling them to cast approximately 70.4% of the combined votes entitled to be cast by all stockholders of the Company. Accordingly, if J. Spencer Standish, related persons and Thomas R. Beecher, Jr., as such trustee, cast votes as expected, election of the director nominees listed above and election of PricewaterhouseCoopers LLP as the Company's auditors will be assured.

EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE

    The following table sets forth information regarding compensation of the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers (together hereinafter referred to as "the Named Officers"), based on salary and bonuses earned during 1999.

                                                                                      LONG-TERM
                                                 ANNUAL COMPENSATION                 COMPENSATION
                                        -------------------------------------   ----------------------
                                                                                RESTRICTED
                              FISCAL                           OTHER ANNUAL       STOCK        STOCK      ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR      SALARY    BONUS(1)   COMPENSATION(2)     AWARDS      OPTIONS    COMPENSATION
---------------------------  --------   --------   --------   ---------------   ----------   ---------   ------------
Francis L. McKone.........     1999     $568,987   $256,300        --              --           40,000     $87,419(3)
  Chairman of the Board and    1998      550,237    222,300        --              --           40,000      97,118(3)
  Chief Executive Officer      1997      521,402    260,000        --              --           40,000      68,274(3)

Frank R. Schmeler.........     1999     $402,737   $177,800        --              --           32,500     $26,883(3)
  President and Chief          1998      380,237    139,500        --              --           32,500      26,780(3)
  Operating Officer            1997      350,237    165,000        --              --           25,000      15,918(3)

Edward Walther............     1999     $345,369   $147,500        --              --           25,000     $19,350(4)
  Executive Vice President     1998      335,829    115,500        --              --           25,000      16,254(4)
                               1997      318,829    140,000        --              --           25,000      18,222(4)

Michael C. Nahl...........     1999     $341,502   $120,400        --              --           --         $56,495(3)
  Senior Vice President and    1998      332,573    109,100        --              --           --          65,950(3)
  Chief Financial Officer      1997      321,648    140,000        --              --          275,000      45,473(3)

William M. McCarthy.......     1999     $247,402   $108,200        --              --           15,000     $27,643(5)
  Senior Vice President        1998      227,150     77,000        --              --           15,000      24,593(5)
                               1997      204,900     89,200        --              --           15,000      10,846(5)

------------------------

(1) Reflects bonus earned during the fiscal year which was paid during the next fiscal year.

(2) While the Named Officers enjoy certain perquisites, such perquisites did not exceed the lesser of $50,000 or 10% of the salary and bonus of any of the Named Officers.

(3) Above-market earnings credited, but not paid or payable, to the Named Officer during the fiscal year with respect to deferred compensation.

(4) Includes (a) above-market earnings of $19,350 in 1999, $16,254 in 1998 and $6,389 in 1997 credited, but not paid or payable, to Mr. Walther during such year with respect to deferred compensation and (b) an international assignment premium of $11,833 in 1997.

(5) Includes (a) above-market earnings of $4,718 in 1999, $3,693 in 1998 and $846 in 1997 credited, but not paid or payable, to Mr. McCarthy during such year with respect to deferred compensation and (b) international assignment premiums of $22,925 in 1999, $20,900 in 1998 and $10,000 in 1997.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS(1)
                                  -------------------------------------------------
                                                          % OF TOTAL
                                                         OPTIONS/SARS
                                  NUMBER OF SECURITIES    GRANTED TO    EXERCISE OR                GRANT DATE
                                  UNDERLYING OPTIONS/    EMPLOYEES IN   BASE PRICE    EXPIRATION    PRESENT
NAME                                  SARS GRANTED       FISCAL YEAR      ($/SH)       DATE(2)     VALUE $(3)
----                              --------------------   ------------   -----------   ----------   ----------
Francis L. McKone...............         40,000(4)            9.7%       $15.6875       11/9/19     $251,420

Frank R. Schmeler...............         32,500(4)            7.9%        15.6875       11/9/19      293,823

Edward Walther..................         25,000(4)            6.1%        15.6875       11/9/19      266,058

Michael C. Nahl.................       --                   --             --            --           --

William M. McCarthy.............         15,000(4)            3.7%        15.6875       11/9/19      180,450

------------------------

(1) None of the grants referred to in the table included stock appreciation rights. The exercise price for each option is the fair market value of a share of Class A Common Stock on the date of grant. Each option is transferable by the Optionee to any descendent of the Optionee or any trust primarily for the benefit of one or more such descendents.

(2) The Stock Option Committee may, at any time, accelerate the expiration date to a date not less than ten years from the date of the grant.

(3) Calculated using the Black-Scholes method which includes the following assumptions: expected volatility factor of 25.5% based upon 1989-99 weekly common stock price variation of high, low and closing prices; risk-free (zero-coupon U.S. Treasury Bond) interest rates ranging from 6.6% to 6.9% based on expected remaining life of the options; and no dividend yields at the date of grant for each option. No adjustments were made for certain factors that are generally recognized to reduce the value of option contracts: I.E., that the option grants have limited transferability; that the options step-vest and are, therefore, not exercisable for a number of years; and that there is a risk of forfeiture of the non-vested portion of each option if employment is terminated.

(4) The option becomes exercisable as to 20% of the shares on each of the first five anniversaries of the date of grant but only if the optionee is then employed by the Company or a subsidiary. In the event of termination of the optionee's employment, the option terminates as to all shares as to which it is not then exercisable, except that, in the case of voluntary termination after age 62, death, disability or involuntary termination, the option becomes exercisable, immediately prior to such termination, as to one-half of the shares as to which it is not then exercisable.

OPTION/SAR EXERCISES DURING 1999 AND YEAR-END VALUES

    No stock options or stock appreciation rights were exercised by any of the Named Officers during 1999. The following table sets forth information with respect to stock options held by the Named Officers at December 31, 1999. No stock appreciation rights were held by the Named Officers at that date.

                                                          NUMBER OF
                                                    SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                   UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS
                                                      DECEMBER 31, 1999        AT DECEMBER 31, 1999 ($)(1)
                                                 ---------------------------   ---------------------------
NAME                                             EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                             -----------   -------------   -----------   -------------
Francis L. McKone..............................    450,000        120,000        $20,000          $0

Frank R. Schmeler..............................    211,500         88,500         10,000           0

Edward Walther.................................     50,000         75,000              0           0

Michael C. Nahl................................    320,000        280,000         12,500           0

William M. McCarthy............................     24,000         38,500              0           0

------------------------

(1) Represents the difference between the closing price of the Company's Class A Common Stock on December 31, 1999 ($15.50 per share) and the exercise price of the options.

PENSION PLAN TABLE

    The following table shows, as of December 31, 1999, the maximum amounts payable (on a straight life annuity basis) at age 65 under the Company's Pension Plus Plan. The amounts shown are without regard to the impact of the limits on credited earnings prescribed by Section 401 of the Internal Revenue Code and on annual benefits prescribed by Section 415 of the Internal Revenue Code, in each case as described in the Pension Plus Plan.

                              MAXIMUM ANNUAL BENEFITS UPON RETIREMENT WITH YEARS OF
                                                SERVICE INDICATED
                            ---------------------------------------------------------
CREDITED EARNINGS (1)       15 YEARS    20 YEARS    25 YEARS    30 YEARS    35 YEARS
---------------------       ---------   ---------   ---------   ---------   ---------
                                            (ROUNDED TO NEAREST $500)
$125,000..................  $ 26,000    $ 34,500    $ 43,500    $ 52,000    $ 53,500
 150,000..................    31,500      42,000      52,500      63,500      65,000
 175,000..................    37,500      49,500      62,000      74,500      76,500
 200,000..................    43,000      57,000      71,500      86,000      88,500
 225,000..................    48,500      64,500      81,000      97,000     100,000
 250,000..................    54,000      72,000      90,000     108,500     111,500
 300,000..................    65,500      87,000     109,000     130,500     134,500
 400,000..................    88,000     117,000     146,500     176,000     180,500
 450,000..................    99,000     132,000     165,000     198,500     204,000
 500,000..................   110,500     147,000     184,000     221,000     227,000

------------------------

(1) The Company's Pension Plus Plan, applicable to all salaried and most hourly employees in the United States who began employment on or before October 1, 1998, provides generally that an employee who retires at his or her normal retirement age (age 65) will receive a maximum annual pension equal to
    (a) 1% of his or her average annual base compensation for the three most highly compensated consecutive calendar years in his or her last ten years of employment times his or her years of service (up to 30) plus (b) .5% of the amount by which such average annual base compensation exceeds a Social Security offset ($28,304 in 1999, increasing thereafter in proportion to the increase in the Social Security Taxable Wage Base) times his or her years of service (up to 30) plus (c) .25% of such average annual base compensation times his or her years of service in excess of 30. Effective April 1, 1994, the aggregate benefit payable pursuant to clauses
    (a) and (b) above was reduced to 1% of such average annual compensation for years of service (up to 30) earned after March 31, 1994. Effective
    January 1, 1999, this benefit was reduced further to .75% of such average annual compensation for years of service (up to 30) earned after December 31, 1998. The numbers in the above table do not reflect these reductions.

    In the case of the Named Officers, base compensation for purposes of the Pension Plan is the amount shown as "Salary" in the Summary Compensation Table. The number of credited years of service under the Plan for each of the Named Officers are as follows: 36 years for Francis L. McKone; 36 years for Frank R. Schmeler; 5 years for Edward Walther; 19 years for Michael C. Nahl; and
22 years for William M. McCarthy.

    Section 415 of the Internal Revenue Code places certain limitations on pensions that may be paid under federal income tax qualified plans. Section 401 of the Code also limits the amount of annual compensation that may be used to calculate annual benefits under such plans. The Company has adopted an unfunded supplemental employee retirement plan pursuant to which the Company will replace any Pension Plus Plan benefits (calculated as described in Note 1 to the preceding table) which a participant is prevented from receiving by reason of these limitations. All employees, including executive officers, to whom such limitations become applicable are eligible to receive benefits under the unfunded supplemental employee retirement plan.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    Decisions with respect to compensation of executive officers and the grant of stock options were made for 1999 by the Compensation and Stock Option Committee of the Board of Directors. Thomas R. Beecher, Jr., Allan Stenshamn, Barbara P. Wright and Christine L. Standish were members of the Committee throughout 1999. None of the persons who were members of the Committee in 1999 were employees of the Company at that time.

    The Compensation and Stock Option Committee ("the Committee") has provided the following report:

COMPENSATION OF THE EXECUTIVE OFFICERS

    The Committee seeks to compensate the executive officers of the Company, including the Chief Executive Officer, at levels, and in a manner, which will

    (a) enable the Company to attract and retain talented, well qualified, experienced and highly-motivated individuals whose performance will substantially enhance the Company's performance; and

    (b) closely align the interests of each executive officer with the interests of the Company's stockholders.

    These objectives are pursued through a base salary, annual cash bonuses and stock options.

    Total cash compensation of each executive officer -- base salary plus annual cash bonus -- is intended to be competitive with companies with which the Company competes for executive talent. The Committee believes that such competitors are not limited to companies in the same industry and that comparisons should be made to the compensation practices of a cross-section of U.S. industrial companies with comparable sales volumes and international complexity. The Company retains the services of professional compensation consultants to compare the compensation of its executive officers with such a cross-section. The consultants carry out such a comparison annually in the case of the Company's senior executive officers and periodically (most recently, in 1996) with respect to all executive officers. In addition, the

Committee reviews such published surveys and other materials regarding compensation as are provided from time to time by the Company's Human Resources department.

    In general, the Committee sought to achieve total cash compensation for 1999 for each executive officer, including the Chief Executive Officer, which would place it at the median of compensation paid by U.S. industrial companies with comparable sales volumes and international complexity to executives with comparable talents, qualifications, experience and responsibilities. Where positions of a comparable nature could not be identified in comparable companies, total cash compensation was established by reference to other positions within the Company for which comparisons could be identified. The Committee also made such adjustments as it deemed appropriate to reflect the past and anticipated performance of the individual executive officer, to take into account various subjective criteria such as leadership ability, dedication and initiative, and to achieve internal equity in compensation.

    Base salaries of executive officers -- including each of the Named Officers -- are established as a percentage of targeted total cash compensation for each officer, the percentage ranging from 66 2/3% in the case of the Chief Executive Officer to approximately 77% in the case of other executive officers. Base salaries are not based on corporate or business unit performance. Annual cash bonuses, on the other hand, are focused on corporate and business unit performance factors identified by the Committee and on the performance of the individual executive officer in the relevant fiscal year. A cash bonus sufficient to bring total cash compensation to the targeted level is paid only if the Committee determines that performance levels which it considers appropriate for the particular fiscal year have been achieved. Lesser bonuses will be paid if such performance levels are not achieved and larger bonuses, not exceeding 100% of base salary, will be paid if performance exceeds such levels.

    Salaries of executive officers are customarily adjusted in April of each year. In April 1999 the salaries of all executive officers were increased by an average of approximately 3.5% (excluding increases granted in recognition of a substantial change in responsibilities) to reflect the reported rate of increases by comparable companies. Increases actually granted to executive officers for this purpose ranged from 2.8% to 10.8%.

    Early in 1999 the Committee determined that cash bonuses for executive officers for the year would be based, as in 1998, on Company performance with respect to operating income, share of market and management of inventories and accounts receivable. The Committee further indicated that it would exercise its discretion, after the close of the fiscal year, in determining to what extent cash bonuses had been earned and reserved the right to take individual performance factors into account and to employ both objective and subjective criteria.

    Following the close of 1999, the Committee reviewed Company performance with respect to the three factors it had identified. The Committee determined that, as a general matter, bonuses for executive officers for 1999 should be approximately at 87% of their target levels, with variations made on the basis of individual performance.

    The Company has two stock option plans, the 1992 Stock Option Plan and the 1998 Stock Option Plan. No stock appreciation rights may be granted under the plans and stock options granted may not be treated as Incentive Stock Options under the Internal Revenue Code. Options granted under the plans are intended as an incentive to officers and other key employees of the Company to encourage them to remain in the employ of the Company by affording them a greater interest in its success. The Committee determines when options become exercisable. Normally, 20% of each grant becomes exercisable each year but only if the optionee is an employee at the time. The exercise price of each option is the market price of the Company's shares on the date of the grant.

    The size of the individual stock options granted during 1999, including the option granted to the Chief Executive Officer, was determined entirely by the discretion of the Committee. The principal factors influencing the size of individual grants in 1999 were position responsibility, compensation level and internal equity. The Committee also considered matters which pertained to the particular individual and which were relevant to the plans' purpose of encouraging continued employment, including the performance of the individual, the number of options already held by the individual and the extent to which such options had not yet become exercisable. In determining the size of individual grants, the Committee does not consider measures of corporate performance.

    At the present time the Committee does not anticipate that Section 162(m) of the Internal Revenue Code will in the ordinary course prevent the Company from deducting executive officer compensation as an expense on its corporate income tax returns. As a result, the Committee has not had to decide whether to qualify, or not to qualify, any particular form of compensation under that section of the Code.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    As in the case of the other executive officers, the target total cash compensation of Mr. McKone for 1999 was set at a level believed by the Committee to be reasonably competitive with compensation paid by comparable U.S. industrial companies to executives with comparable talents, qualifications, experience and responsibilities. The Committee also took into account
Mr. McKone's many years of outstanding service to the Company. In April 1999
Mr. McKone received a 2.8% salary increase, reflecting the Committee's continued favorable evaluation of Mr. McKone's overall performance as Chief Executive Officer. In February 2000, the Committee granted Mr. McKone a bonus of approximately 91% of target with respect to 1999, in recognition of Mr. McKone's leadership in completing the acquisition of the Geschmay Group, initiating the integration of the Geschmay companies into the Albany Group, initiating significant restructuring in the United States and Europe in the wake of the Geschmay acquisition, monitoring the Company's independent cost-reduction initiatives begun in 1998, and continuing the successful commercialization of new and improved products, including the expansion of Seamtech and Dynatex products into new applications. In November 1999, the Committee granted an option to Mr. McKone for 40,000 shares. In making this grant, the Committee took into account the importance to the Company of retaining Mr. McKone's outstanding leadership in a difficult business environment and the fact that the options then held by him were exercisable as to all but 80,000 shares.

                                          Compensation and Stock Option
                                          Committee
                                          Thomas R. Beecher, Chairman
                                          Christine L. Standish
                                          Allan Stenshamn
                                          Barbara P. Wright

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation and Stock Option Committee is composed of Directors Beecher, Standish, Stenshamn and Wright. Mr. Stenshamn is an officer (Chairman of the Board) and a director of six Swedish subsidiaries of the Company: Albany Nordiskafilt AB; Nordiskafilt AB; Nordiska Maskinfilt AB; Nomafa AB; Albany Wallbergs AB; and DEWA Consulting AB. Mr. McKone, Mr. Beecher and Ms. Standish are members of the Board of Directors of J. S. Standish Company ("JSSC").
Mr. Beecher is also an officer of JSSC (Secretary). The Board of Directors of JSSC serves the functions of a compensation committee. The aggregate amount received with respect to all services rendered to JSSC during 1999 was $2,800 in the case of each of Mr. McKone and Ms. Standish and $4,000 in the case of Mr. Beecher.

STOCK PERFORMANCE GRAPH

    The following graph compares cumulative total return of the Company's Class A Common Stock during the five years ended December 31, 1999 with the cumulative total return on the S&P 500 Index and a selected peer group.

                           ALBANY INTERNATIONAL CORP.
                       FIVE YEAR CUMULATIVE TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      ALBANY INTERNATIONAL  S&P 500  PEER GROUP
1994                   100      100         100
1995                  95.9    137.6        83.5
1996                 124.6    169.2       108.2
1997                 126.2    225.6       144.8
1998                 107.5    290.1        96.4
1999                  89.7    351.1        76.5

    The peer group consists of companies in related industries with comparable sales volumes. Companies included are: Dixie Group, Inc., Guilford Mills, Inc., Nashua Corporation, and Pope & Talbot, Inc.. There are no comparable domestic paper machine clothing manufacturers with publicly reported financial statements.

    The comparison assumes $100 was invested on December 31, 1994 in the Company's Class A Common Stock, the S&P 500 Index and the peer group and assumes reinvestment of dividends.

DIRECTORS' FEES

    Directors who are not employees of the Company receive an annual retainer in the amount of $20,000. Under the Directors Annual Retainer Plan, one-half of the retainer is received in the form of shares of Class A Common Stock of the Company (the number of shares being determined on the basis of the closing price of the shares on the day of the Annual Meeting). In addition, such Directors are paid $700 for each meeting of the Board or a committee thereof that they attend up to a maximum payment of $1,400 for any one day (or, in the case of a committee chairman, $1,700 per day), and are paid $700 for each day they are engaged in Company business at the request of the Chairman of the Board. Committee chairmen are paid $1,000 for each committee meeting they attend. Each Director may elect to defer payment of all or any part of the cash fees payable for services as a Director. In addition, each Director whose service as a Director terminates after such Director attains age 65 and who is not eligible to receive a pension under any other Company retirement program is entitled to receive an annual pension equal to the annual retainer payable to non-employee members of the Board of Directors at the time of his or her termination of service, which annual pension is payable in equal quarterly installments during his or her lifetime for a number of years equal to the number of full years of service by such person as a Director.

    Mr. Stenshamn received, in addition to fees received by him for his services during 1999 as a Director of the Company, total fees of approximately $3,000 for his services during 1999 as a Director of subsidiaries of the Company.

COMMITTEES

    Among the committees of the Board of Directors are a Compensation and Stock Option Committee, the current members of which are Directors Beecher, Standish, Stenshamn and Wright, and an Audit Committee comprised of Directors Morone, Stenshamn, Wright and Kailbourne.

    The Compensation and Stock Option Committee met three times in 1999. The Committee determines the compensation of the executive officers of the Company, establishes compensation policy for management generally, decides upon the grant of options under, and administers, the Company's stock option plans and makes recommendations to the Board of Directors as to possible changes in certain employee benefits. The Committee also makes recommendations to the Board as to the election of officers. Recommendations of persons for nomination as Directors may be sent to the attention of the Company's Secretary.

    The Audit Committee met two times in 1999. The Committee recommends the engagement of auditors and reviews the planning and scope of the audit and the results of the audit. The Committee also reviews the Company's policies and procedures on internal accounting and financial controls. The implementation and maintenance of internal controls is understood to be primarily the responsibility of management.

CERTAIN BUSINESS RELATIONSHIPS AND RELATED TRANSACTIONS

    Christine L. Standish is a director of the Company. Christopher Wilk,
Ms. Standish's husband, and John C. Standish, Ms. Standish's brother, served as employees of the Company or one of its subsidiaries during 1999. In consideration of these services, the Company paid salary and other compensation of $80,142 to John C. Standish, and salary, bonus and other compensation of $70,006 to Mr. Wilk. The Company also granted 1,500 stock options to John C. Standish. As employees, each of these individuals also received benefits under the Company's insurance, disability and other employee benefit plans in accordance with the terms of such plans.

ATTENDANCE

    The Board of Directors of the Company met eleven times during 1999. Each Director attended 75% or more of the aggregate of the number of meetings of the Board and of the committees of the Board on which he or she served.

COMPLIANCE WITH STOCK OWNERSHIP REPORTING REQUIREMENTS

    Section 16(a) of the Exchange Act requires the Company's directors and officers, and any persons holding more than 10% of the Company's Class A Common Stock, to file with the Securities and Exchange Commission reports disclosing their initial ownership of the Company's equity securities, as well as subsequent reports disclosing changes in such ownership. To the Company's knowledge, based solely on a review of such reports furnished to it and written representations by certain reporting persons that no other reports were required, during the year ended December 31, 1999, all persons who were subject to the reporting requirements of Section 16(a) complied with such requirements.

                              ELECTION OF AUDITORS

    The Board of Directors proposes and recommends the election, at the Annual Meeting, of the firm of PricewaterhouseCoopers LLP as the Company's auditors for the year 2000. Including its predecessor Coopers & Lybrand, PricewaterhouseCoopers LLP has served as the Company's auditors since 1959. PricewaterhouseCoopers LLP has advised the Company that neither it nor any of its members has any direct or material indirect financial interest in the Company or any of its subsidiaries. A representative of the firm will be present at the meeting, will be given an opportunity to make a statement and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders that are intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company at its principal executive offices at P.O. Box 1907, Albany, New York, 12201-1907 not later than November 28, 2000 in order to be considered for inclusion in the Company's proxy statement and form of proxy. In addition, to be so included, a proposal must otherwise comply with all applicable proxy rules of the Securities and Exchange Commission.

    In addition, management proxies for the 2001 Annual Meeting may confer discretionary authority to vote on a stockholder proposal that is not included in the Company's proxy statement and form of proxy if the Company does not receive notice of such proposal by February 10, 2001 or if such proposal has been properly excluded from such proxy statement and form of proxy.

    The Company's by-laws provide that proposals of stockholders, including nominations of persons for election to the Board of Directors of the Company, shall not be presented, considered or voted upon at an annual meeting of stockholders, or at any adjournment thereof, unless (i) notice of the proposal has been received by mail directed to the Secretary of the Company at the address set forth in the Notice of Meeting not less than 100 days nor more than 180 days prior to the anniversary date of the last preceding annual meeting of stockholders and (ii) the stockholder giving such notice is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such annual meeting. Each such notice shall set forth (i) the proposal desired to be brought before the annual meeting and the reasons for presenting such proposal at the annual meeting,
(ii) the name and address, as they appear on the Company's books, of the stockholder making such proposal, (iii) the number and class of shares owned beneficially or of record by such stockholder, (iv) any material interest of such stockholder in the proposal and (v) such other information with respect to the proposal and such stockholder as is required to be disclosed in solicitation of proxies to vote upon such proposal, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended ("the Proxy Rules"). In the case of proposed nominations of persons for election to the Board of Directors, each such notice shall also (i) set forth such information with respect to such nominees and the stockholder proposing the nominations as is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to the Proxy Rules and (ii) be accompanied by the written consent of each proposed nominee to being named in the Company's proxy statement as a nominee and to serving as a director if elected and by written confirmation by each such nominee of the information relating to such nominee contained in the notice.

                                 OTHER MATTERS

    The Board knows of no other matters to be presented for consideration at the Annual Meeting. Should any other matters properly come before the meeting, the persons named in the accompanying proxy will vote such proxy thereon in accordance with their best judgment.

    The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitation of proxies by use of the mails, regular employees of the Company, without additional compensation, may solicit proxies personally by or telephone.

                                          Thomas H. Hagoort
                                          SECRETARY

March 27, 2000

PROXY                        ALBANY INTERNATIONAL CORP.                 PROXY

            Proxy solicited on Behalf of the Board of Directors for Annual Meeting of Stockholders to be held May 4, 2000

     The undersigned hereby constitutes and appoints Francis L. McKone, Thomas
R. Beecher, Jr. and Charles B. Buchanan, and each of them, the true and lawful agents and proxies of the undersigned, with full power of substitution in each, to vote as indicated herein, all of the shares of Common Stock which the undersigned would be entitled to vote if present in person, at the Annual Meeting of Stockholders of ALBANY INTERNATIONAL CORP. to be held at the Company's Press Fabrics Division, 253 Troy Road (Route 4), East Greenbush,
New York on Thursday, May 4, 2000 at 10:00 a.m. local time, and any adjournment or adjournments thereof, on matters coming before said meeting.

     The shares represented by this proxy, when properly executed, will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2.

        Election of Directors, Nominees: 01-Francis L. McKone,
        02-Thomas R. Beecher, Jr., 03-Charles B. Buchanan,
        04-Allan Stenshamn, 05-Barbara P. Wright,
        06-Joseph G. Morone, 07-Christine L. Standish,
        08-Frank R. Schmeler and 09-Erland E. Kailbourne


     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

               (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                       Albany International Corp.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY  /X/

[                                                                              ]

Proposals of the Board of Directors
-----------------------------------

1. Election of Directors (Nominees listed on reverse side).

                                For All
              For    Withheld    Except
              / /      / /       / /


            --------------------------
              Nominee(s) Exceptions


2. Approval of PricewaterhouseCoopers LLP as auditors.

              For    Against    Abstain
              / /      / /       / /


Other Matters
-------------

3. In their discretion upon other matters that may properly come before this meeting.




                     This proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

                     Dated _________________________________________, 2000
                     _____________________________________________________
                     _____________________________________________________
                     Signature(s) of Stockholder(s)